UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM 8-K
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CURRENT REPORT PURSUANT TO
SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): November 13, 2018
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VICI Properties Inc.
(Exact Name of Registrant as Specified in its Charter)
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Maryland	001-38372	81-4177147
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
430 Park Avenue, 8th Floor
New York, New York 10022
(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (646) 949-4631
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐	Emerging growth company
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Agreement

Purchase of Greektown Casino-Hotel Property

On November 13, 2018, VICI Properties Inc., a Maryland corporation (the “Company”) through its wholly owned subsidiary, VICI Properties L.P., a Delaware limited partnership (the “Operating Partnership”), entered into definitive agreements to acquire from affiliates of JACK Entertainment LLC all of the land and real estate assets associated with the Greektown Casino-Hotel, located in Detroit, Michigan (“Greektown”), for $700.0 million in cash, and an affiliate of Penn National Gaming, Inc. (“Penn National”) has agreed to acquire the operating assets of Greektown for $300.0 million in cash (together, the “Greektown Acquisition”). The aggregate purchase price payable in connection with the acquisition of the real property and operations of Greektown is $1.0 billion, subject to certain post-closing adjustments. Simultaneous with the closing of the Greektown Acquisition, the Company will enter into a triple-net lease agreement for Greektown with a subsidiary of Penn National. The lease will have an initial total annual rent of $55.6 million and an initial term of 15 years, with four five-year tenant renewal options. The tenant’s obligations under the lease will be guaranteed by Penn National and certain of its subsidiaries. The closing of the Greektown Acquisition is subject to customary closing conditions, including regulatory approvals.

The transaction is being implemented pursuant to the terms of (a) a Real Estate Purchase Agreement (the “Real Estate Purchase Agreement”), dated as of November 13, 2018, by and between Greektown Mothership LLC (the “Seller”) and the Operating Partnership, pursuant to which the Seller will sell the fee estate of the real property of Greektown to the Operating Partnership (the “Greektown PropCo Sale”), and (b) a Transaction Agreement (the “Transaction Agreement”), dated as of November 13, 2018, by and among the Seller, the Operating Partnership and Penn Tenant III, LLC, a wholly owned subsidiary of Penn National (the “OpCo Buyer”), pursuant to which, immediately following the consummation of the Greektown PropCo Sale, the OpCo Buyer will purchase all of the equity interests in Greektown Holdings, L.L.C., a wholly owned subsidiary of the Seller that owns the operating assets of Greektown. Following the completion of the Greektown Acquisition, the Company will own the land and real estate assets of Greektown, Penn National will own the operating assets of Greektown, and the parties will enter into the lease.

The Transaction Agreement contains customary representations, warranties and covenants by the parties to the agreement and is subject to customary closing conditions, including, among other things, that: (i) the waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976 has expired or been terminated; (ii) the absence of any law or order restraining, enjoining or prohibiting the transactions contemplated by the Transaction Agreement; (iii) the receipt of certain regulatory approvals, including gaming regulatory approvals; (iv) the accuracy of the respective parties’ representations and warranties, subject to customary qualifications; and (v) material compliance by the parties with their respective covenants and obligations. Penn National and the Company will be obtaining a representation and warranties insurance policy as the Transaction Agreement does not provide for indemnification provisions in favor of the OpCo Buyer or the Operating Partnership. The Transaction Agreement contains certain termination rights, including a right of either the Operating Partnership and the OpCo Buyer, on the one hand, or the Seller, on the other hand to terminate the Transaction Agreement in the event the closing has not occurred by May 15, 2019, subject to two sixty-day extensions under certain circumstances. If the Transaction Agreement is terminated as a result of the Operating Partnership’s or the OpCo Buyer’s failure to obtain applicable regulatory approvals or the OpCo Buyer’s failure to obtain required antitrust approvals, Penn National and/or the Company may be responsible for an aggregate reverse termination fee of up to $30.0 million. The parties will otherwise generally be entitled to seek all remedies available at law or in equity against the other, including specific performance, subject to certain exceptions. The Real Estate Purchase Agreement will automatically terminate if the Transaction Agreement is terminated, in accordance with its terms.

The foregoing descriptions of the Transaction Agreement and the Real Estate Purchase Agreement and the transactions contemplated by such agreements do not purport to be complete and are subject to, and qualified in their entirety by, the full text of each such agreement, copies of which are attached hereto as Exhibit 2.1 and Exhibit 2.2, respectively, and are incorporated herein by reference.

Additional Information

Copies of the Transaction Agreement and the Real Estate Purchase Agreement have been included to provide investors with information regarding their respective terms. They are not intended to provide any other factual information about the Company or any other party thereto. In particular, the representations and warranties contained in each of the agreements were made only for the purposes of such agreement as of the specific dates therein, and were solely for the benefit of the parties to such respective agreement. The representations and warranties contained in each such agreement may be subject to limitations agreed upon by the parties thereto and are qualified by information in confidential disclosure schedules provided in connection with the signing of the applicable agreement. These confidential disclosure schedules contain information that modifies, qualifies and creates exceptions to the representations and warranties set forth in the Transaction Agreement. Moreover, certain representations and warranties in the Transaction Agreement may be subject to a standard of materiality provided for therein and have been used for the purpose of allocating risk among the parties thereto, rather than establishing matters of fact. Other than as expressly provided in any such agreement, stockholders or investors are not third-party beneficiaries under any such agreement and should not rely on the representations, warranties and covenants or any descriptions thereof as characterizations of the actual state of facts or condition of the parties thereto or to any of their respective subsidiaries or affiliates. Moreover, information concerning the subject matter of the representations and warranties may change after the date of the respective agreement, which subsequent information may or may not be fully reflected in the parties’ public disclosures.

Item 7.01.	Regulation FD Disclosures.

Press Release and Investor Presentation

On November 14, 2018, the Company issued a press release announcing its entry into the transaction described in Item 1.01 above. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated by reference into this Item 7.01. Also, on November 14, 2018, the Company posted an investor presentation relating to the transaction to its website under the “Investors” tab, subheading “Events and Presentations.” A copy of the investor presentation is attached hereto as Exhibit 99.2 and is incorporated by reference into this Item 7.01.

The information referenced in this Item 7.01 of this Current Report on Form 8-K, including the press release filed as Exhibit 99.1 and the presentation filed as Exhibit 99.2, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, nor shall it be deemed incorporated by reference into any of the Company’s filings under the Securities Act of 1933, as amended, or the Exchange Act, whether made before or after the date hereof and regardless of any general incorporation language in such filings, except to the extent expressly set forth by specific reference in such a filing. The furnishing of this Item 7.01 of this Current Report on Form 8-K shall not be deemed an admission as to the materiality of any information herein that is required to be disclosed solely by reason of Regulation FD.

Cautionary Note Regarding Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of the federal securities laws. You can identify these statements by our use of the words “assumes,” “believes,” “estimates,” “expects,” “guidance,” “intends,” “plans,” “projects,” and similar expressions that do not relate to historical matters. All statements other than statements of historical fact are forward-looking statements. You should exercise caution in interpreting and relying on forward-looking statements because they involve known and unknown risks, uncertainties, and other factors which are, in some cases, beyond the Company’s control and could materially affect actual results, performance, or achievements. Among those risks, uncertainties and other factors are risks related to the following: the Greektown Acquisition may not be consummated on the terms or timeframe described herein, or at all; the ability of the parties to satisfy the conditions set forth in the definitive transaction documents, including the ability to receive, or delays in obtaining, the governmental and regulatory approvals and consents required to consummate our pending acquisitions, including the Greektown Acquisition, or other delays or impediments to completing these transactions; the ultimate timing and outcome of our pending acquisitions, including the Greektown Acquisition, including our ability to obtain the financing necessary to complete such acquisitions; the possibility that the one or more of our pending acquisitions, including the Greektown Acquisition, may not be completed or that completion may be unduly delayed; disruptions to the real property and operations of Greektown during the pendency of the closing; risks that the Company may not achieve the benefits contemplated by the acquisition of the real estate assets (including any expected accretion or the amount of any future rent payments); and risks that not all potential risks and liabilities have been identified in the due diligence; and the effects of our pending acquisitions, including the Greektown Acquisition, on us, including the post-acquisition impact on our financial condition, financial and operating results, cash flows, strategy and plans. Important risk factors that may affect the Company’s business, results of operations and financial position are detailed from time to time in the Company’s filings with the Securities and Exchange Commission. The Company does not undertake any obligation to update or revise any forward-looking statement, whether as a result of new information, future events, or otherwise, except as may be required by applicable law.

Item 9.01.	Financial Statements and Exhibits.

(d)     Exhibits

Exhibit No.	Description
2.1*	Transaction Agreement dated as of November 13, 2018 by and among Greektown Mothership LLC, Penn Tenant III, LLC and VICI Properties L.P.
2.2*	Real Estate Purchase Agreement dated as of November 13, 2018 by and between Greektown Mothership LLC and VICI Properties L.P.
99.1	Press Release of VICI Properties Inc., dated November 14, 2018
99.2	Transaction Overview: Greektown Casino-Hotel Investor Presentation, November 14, 2018
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*
Certain schedules and exhibits have been omitted pursuant to Item 601(b)(2) of Regulation S-K. The Company hereby undertakes to furnish supplementally copies of any of the omitted schedules and exhibits upon request by the U.S. Securities and Exchange Commission.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VICI PROPERTIES INC.
Date: November 14, 2018	By:	/s/ SAMANTHA S. GALLAGHER
Samantha S. Gallagher
Executive Vice President, General Counsel and Secretary